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                               THE SCOTTS COMPANY
                          1992 LONG TERM INCENTIVE PLAN
                   (REFLECTS AMENDMENTS THROUGH MAY 15, 2000)

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                               THE SCOTTS COMPANY
                          1992 LONG TERM INCENTIVE PLAN
                   (REFLECTS AMENDMENTS THROUGH MAY 15, 2000)


                                   SECTION 1.

                                     PURPOSE

         The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by
(a) motivating superior performance by means of performance-related incentives,
(b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and Eligible Directors, and (c) enabling the Company to attract and retain the services of an outstanding Board and management team upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

                                   SECTION 2.

                                   DEFINITIONS

         2.1. Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

                  (a) "Act" means the Securities Exchange Act of 1934, as amended.

                  (b) "Award" means any Option, Stock Appreciation Right, Performance Share or any combination thereof, including Awards combining two or more types of Awards in a single grant.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Cause" means (i) the willful failure by the Participant to perform substantially his duties as an Employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary,
         (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary.

                  (e) "Change in Control" means the occurrence, of any of the following events:
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                           (i) the members of the Board at the beginning of any
                  consecutive twenty-four calendar month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period, shall be treated as an Incumbent Director; or

                           (ii) any "person," including a "group" (as such terms
                  are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; or

                           (iii) the shareholders of the Company shall approve a
                  definitive agreement (1) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the shareholders of the Company immediately prior to the effective date of such merger own less than 50% of the voting power in such corporation or (2) for the sale or other disposition of all or substantially all of the assets of the Company; or

                           (iv) the purchase of Stock pursuant to any tender or
                  exchange offer made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the
                  Act), other than the Company, any of its Subsidiaries, or an employee benefit plan of the Company or any of its Subsidiaries, for 35% or more of the Stock of the Company.

                  (f) "Change in Control Price" means the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change in Control occurs. (g) "Code" means the Internal Revenue Code of 1986, as amended.

                  (h) "Committee" means the Compensation and Organization Committee of the Board, which shall consist of two or more members, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3, as promulgated under the Act.

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                  (i) "Company" means The Scotts Company, an Ohio corporation, and any successor thereto.

                  (j) "Director Option" means a Nonstatutory Stock Option granted to each Eligible Director pursuant to Section 6.7 without any action by the Board or the Committee.

                  (k) "Disability" means the inability of the Participant to perform his duties for a period of at least six months due to a physical or medical infirmity.

                  (l) "Eligible Director" means, on any date, a person who is serving as a member of the Board and who is neither an Employee nor associated with Clayton, Dubilier & Rice, Inc.

                  (m) "Employee" means any officer or other key executive and management employee of the Company or any of its Subsidiaries.

                  (n) "Fair Market Value" means, on any date, the closing price of the Stock as reported on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on the New York Stock Exchange (or such other market or system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

                  (o) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "Incentive Stock Option" (ISO) within the meaning of Section 422 of the Code or (ii) a "Nonstatutory Stock Option" (NSO).

                  (p) "Participant" means any Employee designated by the Committee to participate in the Plan.

                  (q) "Performance Period" means the period during which, and the conditions under which, receipt of the Performance Share will be deferred pursuant to Section 7 of the Plan.

                  (r) "Performance Share" means a right to receive from the Company, at the end of the Performance Period, either (i) a share of Stock, (ii) an amount of cash equal to the Fair Market Value of a share of Stock or (iii) an immediately exercisable Option which has a value (as determined by the Committee) which is equivalent to the Fair Market Value of a share of Stock, as elected by the Participant at the beginning of the applicable Performance Period.

                  (s) "Plan" means The Scotts Company 1992 Long Term Incentive Plan, as in effect from time to time.

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                  (t) "Retirement" means termination of a Participant's
         employment on or after the normal retirement date or, with the Committee's approval, on or after any early retirement date established under any retirement plan maintained by the Company or a Subsidiary in which the Participant participates.

                  (u) "Stock" means the common shares of the Company, without par value.

                  (v) "Stock Appreciation Right" means the right, subject to such terms and conditions as the Committee may impose, to receive an amount in cash or stock, as determined by the Committee, equal to the excess of (i) the Fair Market Value, as of the date such Stock Appreciation Right is exercised, of the number of shares of Stock covered by the Stock Appreciation Right being exercised over (ii) the aggregate exercise price of such Stock Appreciation Right.

                  (w) "Subsidiary" means any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

         2.2. Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   SECTION 3.

                          ELIGIBILITY AND PARTICIPATION

         Except as otherwise provided in Section 6.7, the only persons eligible to participate in the Plan shall be those Employees selected by the Committee as Participants.



                                   SECTION 4.

                             POWERS OF THE COMMITTEE

         4.1. Power to Grant. The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

         4.2. Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized prescribe,

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amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations (including, without limitation, whether a Participant has incurred a Disability) necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons. Notwithstanding anything else contained in the Plan to the contrary (i) the Committee may delegate to any officer of the Company or a committee of officers of the Company the authority to make determinations under the Plan with respect to Participants who are not subject to the reporting requirements of Section 16(a) of the Act, including, without limitation, determinations as to whether such a Participant has incurred a Disability or whether to consent to such a Participant's early retirement and (ii) except as specifically provided under the Plan, neither the Committee nor the Board shall have any discretion regarding whether an Eligible Director receives a Director Option pursuant to Section 6.7, or regarding the terms of any such Director Option, including, without limitation, the number of shares subject to any such Director Option.

                                   SECTION 5.

                              STOCK SUBJECT TO PLAN

         5.1. Number. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards and Director Options under the Plan may not exceed 1,700,000 shares of Stock, plus the lesser of (i) the number of shares of Stock surrendered to exercise any Options (other than Director Options) granted under the Plan or (ii) 1,000,000 shares of Stock. The Committee may grant Awards under the Plan payable in cash, and the exercise of, or payment on, such cash Awards shall not reduce the number of shares of Stock subject to Awards under the Plan, unless such Award is a Stock Appreciation Right. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose.

         5.2. Cancelled, Terminated, or Forfeited Awards. Except as provided in
Section 5.1, any shares of Stock subject to an Award which for any reason is cancelled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards and Director Options under the Plan.

         5.3. Adjustment in Capitalization. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available for Awards and Director Options under Section 5.1 or subject to outstanding Awards and the respective prices, limitations, and/or performance criteria applicable to outstanding Awards may be appropriately adjusted by the Committee, whose determination shall be conclusive. If, pursuant to the preceding sentence, an adjustment is made to the number of shares subject to outstanding Options held by Participants, a corresponding adjustment shall be made to the number of shares subject to outstanding Director Options and if an adjustment is made to the

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number of shares of Stock authorized for issuance under the Plan, a corresponding adjustment shall be made to the number of shares subject to each Director Option thereafter granted pursuant to Section 6.7.

                                   SECTION 6.

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         6.1. Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee, including, without limitation, in settlement of any Performance Shares issued under the Plan. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Without limiting the foregoing, the Committee may grant Options containing provisions for the issuance to the Participant, upon exercise of such Option and payment of the exercise price therefor with previously owned shares of Stock, of an additional Option for the number of shares so delivered, having such other terms and conditions not inconsistent with the Plan as the Committee shall determine. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

         6.2. Option Price. Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the Option is granted.

         6.3. Exercise of Options. Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions including the performance of a minimum period of service or the satisfaction of performance goals, as the Committee may impose, either at or after the time of grant of such Options; provided, however, that if the Committee does not specify another exercise schedule at the time of grant, each Option shall become exercisable in three approximately equal installments on each of the first three anniversaries of the date of grant, subject to the Committee's right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable for more than 10 years after the date on which it is granted.

         6.4. Payment. The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or cash equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve. The Committee may, in its discretion, permit a Participant or an Eligible Director to tender Stock already owned by the Participant or the Eligible Director, either by actual delivery of the shares of Stock or by attestation, valued at its Fair Market Value on the date of exercise, as partial or full payment of the exercise price. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant or the Eligible Director a certificate or certificates representing the acquired shares of Stock.

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         6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded under Section 421 of the Code.

         6.6. Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with any Option granted under the Plan, either at or after the time of the grant of such Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Each Stock Appreciation Right shall only be exercisable to the extent that the corresponding Option is exercisable, and shall terminate upon the termination or exercise of the corresponding Option. Upon the exercise of any Stock Appreciation Right, the corresponding Option shall terminate.

         6.7. Director Options. Notwithstanding anything else contained herein to the contrary, on November 11, 1992 and on the first business day following the date of each annual meeting of shareholders held during the term of the Plan prior to the annual meeting of shareholders held in 1996, each Eligible Director shall receive a Director Option to purchase 4,000 shares of Stock at an exercise price per share equal to the Fair Market Value on the date of grant. No Director Options shall be granted in connection with the 1996 annual meeting of shareholders or thereafter. Each Director Option shall be exercisable six months after the date of grant and shall remain exercisable until the earlier to occur of (i) the tenth anniversary of the date of grant or (ii) the first anniversary of the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board after having been convicted of, or pled guilty or nolo contendere to, a felony, his Director Options shall be cancelled on the date he ceases to be a director. An Eligible Director may exercise a Director Option in the manner described in Section 6.4.

                                   SECTION 7.

                               PERFORMANCE SHARES

         7.1. Grant of Performance Shares. The Committee may grant Performance Shares to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. Each grant of Performance Shares shall be evidenced by a written agreement setting forth the terms of such Award.

         7.2. Restrictions on Transferability. Except as provided in Section 11.1, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated until such time or until the satisfaction of such performance goals as the Committee shall impose, either at or after the time of grant. Notwithstanding the foregoing, the Committee may accelerate or waive such restrictions in whole or in part at any time prior to the Participant's termination of employment.

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         7.3. Rights With Respect to Performance Shares. Notwithstanding
anything else contained in the Plan to the contrary, a Participant who is granted Performance Shares shall have no rights as a shareholder until shares of Stock are issued, if at all, in settlement of the Participant's rights with respect to such Performance Shares, and shall not be entitled to receive any amounts with respect to any dividends declared on the Stock during the Performance Period.

         7.4. Deferral Election. The Committee may permit a Participant to elect to further defer receipt of an Award (or an installment of an Award) for a specified period or until a specified event (the "Elective Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Performance Period for such Performance Share Award (or such installment).

                                   SECTION 8.

                            TERMINATION OF EMPLOYMENT

         8.1. Termination of Employment Due to Retirement. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of Retirement, (i) any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised at any time prior to the expiration of the term of the Options or within five (5) years (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter and (ii) a pro rata portion of any Performance Shares then outstanding which would have vested based on actual performance at the end of the Performance Period shall become non-forfeitable, based upon that portion of the Performance Period which expired prior to the Participant's Retirement, provided that, unless the Committee otherwise determines, payment for such pro rata portion of the Performance Shares shall not be made until the expiration of the Performance Period.

         8.2. Termination of Employment Due to Death or Disability. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of death or Disability, (i) any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised by the Participant or the Participant's designated beneficiary, and if none is named, in accordance with Section 11.2, at any time prior to the expiration date of the term of the Options or within five (5) years (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter; and (ii) a pro rata portion of any Performance Shares then outstanding which would have vested based on actual performance at the end of the Performance Period shall become non-forfeitable based upon that portion of the Performance Period which expired prior to the Participant's death or Disability, provided that, unless the Committee otherwise determines, payment for such pro rata portion of the Performance Shares shall not be made until the expiration of the Performance Period.

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         8.3. Termination of Employment For Cause. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment is terminated for Cause, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) shall be forfeited, and any Performance Shares then outstanding as to which the Performance Period has not lapsed shall be forfeited.

         8.4. Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment of the Participant shall terminate for any reason other than one described in Section 8.1, 8.2 or 8.3, any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment shall remain exercisable until the earlier to occur of (i) the expiration of the term of such Options or (ii) the thirtieth day following the Participant's termination of employment, whichever period is shorter, and any Performance Shares granted to the Participant which are then outstanding shall be forfeited without any payment therefor.

                                   SECTION 9.

                                CHANGE IN CONTROL

         9.1. Accelerate Vesting and Payment. Subject to the provisions of
Section 9.2 below, in the event of a Change in Control, each Option (excluding any Director Option) shall be cancelled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Option, and all Performance Shares shall become non-forfeitable and be immediately payable in cash, notwithstanding the form of payment previously elected by the Participant.

         9.2. Alternative Awards. Notwithstanding Section 9.1, no cancellation, acceleration of exercisability or vesting or cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

                           (i) be based on stock which is traded on an
                  established securities market, or which will be so traded within 60 days of the Change in Control;

                           (ii) provide such Participant (or each Participant in
                  a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

                           (iii) have substantially equivalent economic value to
                  such Award (determined at the time of the Change in Control);

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                           (iv) have terms and conditions which provide that in
                  the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of employment to another location, in each case without the Participant's written consent.

         9.3. Director Options. Upon a Change in Control, each Director Option granted to an Eligible Director shall be cancelled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Director Option unless (i) the Stock remains traded on an established securities market following the Change in Control and (ii) such Eligible Director remains on the Board following the Change in Control.

         9.4. Options Granted Within Six Months of the Change in Control. If any Option (including a Director Option) granted within six months of the date on which a Change in Control occurs (i) is held by a person subject to the reporting requirements of Section 16(a) of the Act and (ii) is to be cashed out pursuant to Section 9.1 or 9.3, such cash out shall not occur until the later of
(x) the date which is six months and one day after the date the Option was granted or (y) the first date on which, in the opinion of the Company's counsel, such cash out could occur without such reporting person being potentially subject to liability under Section 16(b) of the Act by reason of such cash out.

                                  SECTION 10.

                AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

         The Board or the Committee at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan; provided, however, that no amendment may be made to Section 6.7 or any other provision of the Plan relating to Director Options within six months of the last date on which any such provision was amended. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

                                  SECTION 11.

                            MISCELLANEOUS PROVISIONS

         11.1. Assignability of Nonstatutory Options, Performance Shares and Director Options. With the permission of the Committee, a Participant or a specified group of Participants who has or have been granted a Nonstatutory Option or Performance Share under

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the Plan, may transfer it to a revocable inter vivos trust as to which the
Participant is the settlor or may transfer it to a "Permissible Transferee." A Permissible Transferee shall be defined as any member of the immediate family of the Participant, any trust, whether revocable or irrevocable, solely for the benefit of members of the Participant's immediate family, or any partnership or limited liability company whose only partners or members are members of the Participant's immediate family. Any such transferee shall remain subject to all of the terms and conditions applicable to such Nonstatutory Option or Performance Share and subject to the rules and regulations prescribed by the Committee. A Nonstatutory Option or Performance Share may not be retransferred by a Permissible Transferee except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, a Nonstatutory Option or Performance Share granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Participant to whom granted, may be exercised only by the Participant or the Participant's guardian or legal representative.

         With the permission of the Committee, an Eligible Director who has been granted a Director Option under the Plan, may transfer such Director Option to a revocable inter vivos trust as to which the Eligible Director is the settlor or may transfer such Director Option to a "Permissible Transferee." A Permissible Transferee shall be defined as any member of the immediate family of the Eligible Director, any trust, whether revocable or irrevocable, solely for the benefit of members of the Eligible Director's immediate family, or any partnership or limited liability company whose only partners or members are members of the Eligible Director's immediate family. Any such transferee shall remain subject to all of the terms and conditions applicable to such Director Option and subject to the rules and regulations prescribed by the Committee. A Director Option may not be retransferred by a Permissible Transferee except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, a Director Option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Eligible Director to whom granted, may be exercised only by the Eligible Director or the Eligible Director's guardian or legal representative.

         11.2. Beneficiary Designation. Each Participant and each Eligible Director under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant or Eligible Director, shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his estate and Director Options outstanding at the Eligible Director's death shall be exercised by the Eligible Director's surviving spouse, if any, or otherwise by his estate.

         11.3. No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary or affiliate. No Employee shall have a right to be

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selected as a Participant, or, having been so selected, to receive any future
Awards. Nothing in the Plan shall confer upon an Eligible Director a right to continue to serve on the Board or to be nominated for reelection to the Board.

         11.4. Tax Withholding. The Company shall have the power to withhold, or require a Participant or Eligible Director to remit to the Company, an amount sufficient to satisfy Federal, state, and local withholding tax requirements on any Award or Director Option under the Plan, and the Company may defer payment of cash or issuance of Stock until such requirements are satisfied. The Committee may, in its discretion, permit a Participant or an Eligible Director to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Stock otherwise issuable under the Plan withheld by the Company or
(ii) to deliver to the Company previously acquired shares of Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's or the Eligible Director's estimated total Federal, state, and local tax obligation associated with the transaction.

         11.5. Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or regulations, by contract, as a matter of law, or otherwise.

         11.6. No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees or directors in cash or property, in a manner which is not expressly authorized under the Plan.

         11.7. Requirements of Law. The granting of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         11.8. Term of Plan. The Plan shall be effective upon its adoption by the Committee, subject to approval by the Board and approval by the affirmative vote of a majority of the shares of stock present in person or represented by proxy at the annual meeting of shareholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 11, until the tenth anniversary of the date on which it is adopted by the Board.

         11.9. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

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         11.10. No Impact On Benefits. Plan Awards are not compensation for purposes of calculating an Employee's rights under any employee benefit plan.

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